UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

TRINITY CAPITAL INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39958	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. 1st Street 3rd Floor Phoenix, Arizona	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 374-5350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRIN	Nasdaq Global Select Market

Item 8.01.	Other Events.

Resignation of Officer

On August 2, 2021, Scott Harvey, the Chief Legal Officer and Chief Compliance Officer of Trinity Capital Inc. (the “Company”), resigned from his position as the Chief Legal Officer and Chief Compliance Officer of the Company, effective immediately, in connection with his retirement, and Mr. Harvey’s resignation was accepted by the board of directors of the Company (the “Board”).

Appointment of Officer

On August 2, 2021, the Board appointed Sarah Stanton to serve as the Chief Compliance Officer of the Company, effective immediately. Ms. Stanton, 36, also serves, and will continue to serve, as the General Counsel and Secretary of the Company.

Ms. Stanton has served as the Company’s General Counsel and Secretary since July 2020. Prior to joining the Company, Ms. Stanton served as Senior Associate General Counsel, Corporate & Securities, for Verra Mobility Corporation (Nasdaq: VRRM), a transportation technology company, from August 2018 to June 2020, where she oversaw corporate governance, Securities and Exchange Commission and Nasdaq compliance, and mergers and acquisitions. From 2016 to 2018, she was a corporate associate at DLA Piper, focusing on public company governance, mergers and acquisitions and venture capital transactions. From 2011 to 2016, Ms. Stanton was an associate at Rusing Lopez & Lizardi, PLLC, in a general corporate and commercial litigation practice.

Ms. Stanton may receive equity and equity-based compensation for her services as an executive officer of the Company consistent with the 2019 Trinity Capital Inc. Long-Term Incentive Plan, as described under the heading “Executive Compensation” in the Company’s definitive proxy statement for its 2021 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2021. In addition, Ms. Stanton has entered into the Company’s standard indemnification agreement, the form of which was previously filed with the SEC on January 16, 2020 as Exhibit 10.13 to the Company’s initial Registration Statement on Form 10 (File No. 000-56139).

There are no arrangements or understandings between Ms. Stanton and any other person pursuant to which she was selected as Chief Compliance Officer of the Company. There are no family relationships between Ms. Stanton and any director or executive officer of the Company, and there are no transactions involving Ms. Stanton requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trinity Capital Inc.

August 4, 2021	By:	/s/ Steven L. Brown
	Name:	Steven L. Brown
	Title:	Chief Executive Officer